FOURTH AMENDMENT AGREEMENT AND FORBEARANCE AGREEMENT

            AGREEMENT, made as of August 1, 1998, among SEMX CORPORATION (formerly known as Semiconductor Packaging Materials Co., Inc.), a Delaware corporation, AMERICAN SILICON PRODUCTS, INC., a Delaware corporation, POLESE COMPANY, INC., a California corporation, RETCONN INCORPORATED, a Connecticut corporation, TYPE III, INC., a California corporation, S.T. ELECTRONICS, INC., a California corporation, SPM HOLDINGS CORPORATION, a Delaware corporation, and FIRST UNION NATIONAL BANK, a national banking association.

                                   Background

      A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated January 23, 1997, between Semiconductor Packaging Materials Co., Inc. (now known as SEMX Corporation), and First Union Bank of Connecticut (predecessor in interest to First Union National
Bank) (as modified, amended, restated or supplemented from time to time, the "Credit Agreement").

      B. The Borrower has informed the Lender that it will be unable to make the principal payment under the Term Loan due and payable on August 1, 1998, and will be unable to comply with the financial covenants contained in Sections 9.8, 9.9, 9.10, and 9.11 of the Credit Agreement. The Borrower and the Subsidiary Guarantors have requested that the Lender (i) forbear from requiring the Borrower to make scheduled payments of principal under the Term Loan from August 1, 1998, through December 31, 1998, (ii) waive the Borrower's compliance with the financial covenants contained in Sections 9.8, 9.9, 9.10 and 9.11 of the Credit Agreement through December 31, 1998, and (iii) consent to the change of the Borrower's name from Semiconductor Packaging Materials Co., Inc. to SEMX Corporation.

      C. The Lender has agreed to the Borrower's and the Subsidiary Guarantors' requests subject to the terms and conditions of this Agreement.

                                   Agreement

            In consideration of the foregoing Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:


      1. Modifications to Credit Documents. All of the terms and conditions contained in the Credit Documents shall remain in full force and effect except as follows:

            (a) Modifications to Credit Agreement.

                  (i) The heading contained on the first page of the Credit Agreement is deleted and the following is substituted therefor:

                  CREDIT AGREEMENT dated as of January 23, 1997, between SEMX
            CORPORATION, a Delaware corporation, and FIRST UNION NATIONAL BANK, a national banking association.

                  (ii) The following is added as Section 1.1(c) to the Credit
            Agreement:

                  (c) Subject to and upon the terms and conditions set forth herein, the Lender agrees to make, on June 19, 1998, a term loan (the "Interim Loan" to the Borrower, which Interim Loan (i) shall be incurred and maintained as a Prime Rate Loan and (ii) shall not exceed, in initial aggregate principal amount, that amount which equals the Interim Loan Commitment on the Initial Borrowing Date. Once repaid, the Interim Loan incurred hereunder may not be reborrowed.

                  (iii) The phrase "or Interim Loan" is added after the phrase "Revolving Loans" contained in the twelfth line of Section 1.3(a) of the Credit Agreement.

                  (iv) The first "and" contained in the fifth line of Section 1.5(a) of the Credit Agreement is deleted and the following is added after the parenthetical "(the `Revolving Note')" contained in the seventh line of the Credit Agreement:

            , and (iii) if the Interim Loan, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3, with blanks approximately completed in conformity herewith (the "Interim Note").

                  (v) The following is added as Section 1.5(d) of the Credit Agreement and the current Section 1.5(d) is renumbered as Section 1.5(e):

                  (d) the Interim Note shall (i) be executed by the Borrower,
            (ii) be payable to the Lender or its registered assigns and be dated as of the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Interim Loan evidenced thereby, (iv) mature on the Interim Loan Maturity Date, (v) bear interest and be payable as to interest as provided in the appropriate clause of Section 1.8,
            (vi) be subject to voluntary prepayment as provided in Section 4.1, and mandatory repayment as provided in Section 4.2, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (vi) Clauses (iii), (iv), (v) and (vi) of Section 1.7 of the Credit Agreement are deleted and the following are substituted therefor:

            (iii) then due and payable interest payments on the Interim Loan;
            (iv) then due and payable interest payments on the Revolving Loans;
            (v) then due and payable principal payments on the Term Loan; (v) amounts then outstanding under the Interim Loan; (vi) amounts then outstanding under the Revolving Loans; and (vii) Obligations to Lender other than Fees, expenses and interest and principal amounts.

                  (vii) The following is added as Section 3.3(c) of the Credit
Agreement:

                  (c) In addition to any other mandatory commitment reductions pursuant to Section 4.2, the Interim Loan Commitment shall terminate in its entirety on the Interim Loan Maturity Date.

                  (viii) The phrase "or the Interim Loan" is added after the phrase "or the Revolving Loans" contained in the eighth line of Section 4.1 of the Credit Agreement.

                  (ix) The phrase "except that with respect to the Interim Loan such amount shall be $25,000)" is added after the amount "$250,000" contained in the eleventh line of Section 4.1 of the Credit Agreement.

                  (x) Section 4.2(a) of the Credit Agreement is renumbered as
Section 4.2(a)(i) and the following is added as Section 4.2(a)(ii) of the Credit
Agreement:

                  (ii) On any day on which the sum of the aggregate outstanding principal amount of the Interim Loan exceeds the Interim Loan Commitment as then in effect, the Borrower shall prepay on such day, principal of the Interim Loan in an amount equal to such excess.

                  (xi) The following is added after the phrase "Section 4.2" contained in the second line of Section 4.2(g) of the Credit Agreement:

            (other than repayments required pursuant to subsections (a) and (b) hereof)

                  (xii) Section 10.10 of the Credit Agreement is deleted and the following is substituted therefor:

                  10.10. Change in Management. Gilbert Raker or Douglas Sages
            shall fail to be involved in the active daily senior management of the Borrower and such failure shall continue for 120 days unless, prior to the end of such 120-day period, the Borrower shall have replaced either Mr. Raker or Mr. Sages, as the case may be, with an individual reasonably acceptable to the Lender;

                  (xiii) The following definition is added after the definition of "Acquisition Agreement" contained in Section 11.1 of the Credit Agreement:

                  "Additional Security Document" shall mean any agreement executed and delivered by Borrower or any Subsidiary Guarantor to Lender subsequent to the Closing Date pursuant to which such Person shall grant to Lender one or more liens, security interests or mortgages to secure the obligations of such Person to Lender.

                  (xiv) The definition of "Applicable Margin" contained in
Section 11.1 of the Credit Agreement is deleted and the following is substituted therefor:

                  "Applicable Margin: shall mean (a) in the case of Revolving
            Loans which are maintained as Prime Rate Loans, 0%, (b) in the case of the Interim Loan, 0%, and (c) in the case of the Term Loan and Revolving Loans which are maintained as Eurodollar Loans, 2.25%

                  (xv) The definition of "Borrower" contained in Section 11.1 of the Credit Agreement is deleted and the following is substituted therefore:

                  "Borrower" shall mean SEMX Corporation, a Delaware
            corporation, and its successors and assigns.

                  (xvi) The definition of "Commitment" contained in Section 11.1 of the Credit Agreement is deleted and the following is substituted therefor:

                  "Commitment" shall mean any of the commitments of the Lender,
            i.e., whether the Term Loan Commitment, the Revolving Loan Commitment, the Interim Loan Commitment or the Letter of Credit Commitment

                  (xvii) The definition of "Initial Borrowing Date" contained in
Section 11.1 of the Credit Agreement is deleted and the following is substituted therefor:

                  "Initial Borrowing Date" shall mean, (i) with respect to the
            Term Loan and the Revolving Loans, the date occurring on or after the Effective Date on which the initial Borrowing of Loans hereunder occurs and (ii) with respect to the Interim Loan, June 19, 1998.

                  (xviii) The definition of "Lender" contained in Section 11.1 of the Credit Agreement is deleted and the following is substituted therefor:

                  "Lender" shall mean First Union National Bank, a national
            banking association, and its successors and assigns.

                  (xix) The definition of "Loan" contained in Section 11.1 of the Credit Agreement is deleted and the following is substituted therefor:

                  "Loan" shall mean the Term Loan, the Revolving Loans and the
            Interim Loan.

                  (xx) The definition of "Maturity Date" contained in Section
11.1 of the Credit Agreement is deleted and the following is substituted therefor:

                  "Maturity Date" shall mean the Term Loan Maturity Date, the
            Revolving Loan Maturity Date or the Interim Loan Maturity Date, as the case may be.

                  (xxi) The definition of "Minimum Borrowing Amount" contained in Section 11.1 of the Credit Agreement is deleted and the following is substituted therefor:

                  "Minimum Borrowing Amount" shall mean (a) for the Term Loan,
            $21,000,000, (b) for Revolving Loans, $250,000, and (c) for the Interim Loan, $1,000,000.

                  (xxii) The definition of "Note" contained in Section 11.1 of the Credit Agreement is deleted and the following is substituted therefor:

                  "Note" or "Notes" shall mean the Term Note, the Revolving Note and the Interim Note.

                  (xxiii) The definition of Security Document contained in
Section 11.1 of the Credit Agreement is deleted and the following is substituted therefor:

                  "Security Document" shall mean and include the Borrower
            Security Agreement, the Subsidiaries Security Agreement, the Stock Pledge Agreement, and, after the execution and delivery thereof, each Additional Security Document.

                  (xxiv) The following definition is added after the definition of "Stated Amount" contained in Section 11.1 of the Credit Agreement:

                  "Stock Pledge Agreement" shall mean the Stock Pledge Agreement dated as of August 1, 1998, between the Borrower and the Lender, as amended, modified or supplemented from time to time.

                  (xxv) The following definitions are added after the definition of "Taxes" contained in Section 11.1 of the Credit Agreement:

                  "Interim Loan" shall have the meaning provided in Section
            1.1(c).

                  "Interim Loan Commitment" shall mean the agreement of the
            Lender to make Temporary Revolving Loans in the aggregate amount outstanding from time to time not in excess of $1,000.000.

                  "Interim Loan Maturity Date" shall mean December 31, 1998.

                  "Interim Note" shall have the meaning provided in Section
            1.5(b).

                  (xxvi) The notice information for the Borrower contained in
Section 12.3 of the Credit Agreement and opposite the signature line on page 72 of the Credit Agreement is deleted and the following is substituted therefor:

                  SEMX Corporation
                  One Labriola Court
                  Armonk, NY  10504-1336
                  Attention:  Mr. Gilbert Raker and Mr. Douglas Sages
                  Tel:  914.273.5500 (x 111)
                  Fax:  914.273.5860

                  (xxvii) The following is added after the notice information for the Borrower contained in Section 12.3 of the Credit Agreement:

                        -and-
                  Salon, Marrow & Dyckman, LLP
                  685 Third Avenue
                  New York, NY 10017
                  Attention:  Joel Salon
                  Tel.:  212.661.7100
                  Fax:  212.661.3339

                  (xxviii) The phrase "First Union Bank of Connecticut" contained in Section 12.3 of the Credit Agreement is deleted and the phrase "First Union National Bank" is substituted therefor.

                  (xxix) The following is added after the notice information contained in Section 12.3 of the Credit Agreement:

                                     - and -

                   First Union National Bank
                   One First Union Center
                   301 South College Street - NC  0630
                   Charlotte, NC  28288
                   Attention:  Richard Niemiec
                   Tel:  704.374.2821
                   Fax:  704.383.0649

                                    - and -

                   Robinson & Cole LLP
                   695 East Main Street
                   Stamford, CT  06904
                   Attention:  Gregory E. Harmer
                   Tel:  203.462.7500
                   Fax:  203.462.7599

                  (xxx) The Loan Agreement dated June 19, 1998, between the Borrower and the Lender is rescinded and of no force and effect.

                  (xxxi) The Replacement Promissory Note in the form of the attached Exhibit B-3 is deemed attached to the Credit Agreement as Exhibit B-3.

            (b) Modification to Other Credit Documents. Simultaneously herewith, the Borrower is delivering to the Lender the Allonges as set forth in Section 2(c) and (d) below.

            2. Conditions Precedent. The obligation of the Lender under this Agreement is subject to the receipt and review, to the satisfaction of the Lender, of the following:

                  (a)   this Agreement duly executed by the parties hereto;

                  (b) the $1,000,000 Replacement Promissory Note duly drawn to the order of the Lender;

                  (c) the First Allonge to $21,000,000 Term Promissory Note duly drawn to the order of the Lender;

                  (d) the First Allonge to $15,000,000 Revolving Promissory Note duly drawn to the order of the Lender;

                  (e)   the First Amendment to Participation Agreement;

                  (f)   the Stock Pledge Agreement;

                  (g) the Debtor's Questionnaire for the Borrower and each Subsidiary Guarantor in the form of the attached Exhibit "1";

                  (h) Secretary's Certificate of the Borrower and each of the Subsidiary Guarantors;

                  (i) Copy of the Current Report on Form 10-Q filed by the Borrower with the Securities and Exchange Commission;

                  (j)   Amendment Statements on Form UCC-3; and

                  (k) such other agreements and instruments as the Lender deems necessary.

            3. Consent to Change of Name. The Lender hereby consents to the change of name by the Borrower from "Semiconductor Packaging Materials Co., Inc." to SEMX Corp.

            4. Appraisal; Audits. (a) The Borrower agrees to retain at its expense, within 30 days after the date of this Agreement, subject to the reasonable approval of the Lender, a reputable appraiser, to conduct appraisals of the Borrower's fixed assets (on a fair market value basis and an orderly liquidation basis) and to supply to Lender a complete copy of such appraisals no later than 90 days after the date of this Agreement.

                  (b) Within 30 days after the date of this Agreement, the Borrower agrees to allow the Lender, or its designee, to conduct an audit of the Borrower's current assets (i.e., accounts receivable and inventory), and to cooperate fully with respect thereto, the cost of which audit shall be deemed one of the "Obligations" and which shall be borne by the Borrower.

            5. Reaffirmation by the Borrower. The Borrower acknowledges that (a) it is legally, validly and enforceably indebted to the Lender under the Revolving Note, the Interim Note and the Term Note, without defense, counterclaim or offset, (b) it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Revolving Note, the Interim Note, the Term Note, and the other Credit Documents, and (c) as of the date hereof, the amount outstanding under (x) the Revolving Note is $11,554,932.98 (consisting of $11,525,000.00 principal and $29,932.98 accrued interest), (y) the Interim Note is $1,000,000.00 (consisting of $1,000,000 principal and $0 accrued interest), and (z) the Term

Note is $15,086,357.77 (consisting of $15,050,000.00 principal and $36,357.77 accrued interest), and the undrawn amount under the Letter of Credit is $2,958,500.00 . Except as modified by this Agreement, the Borrower hereby remakes all representations, warranties and covenants contained in the Credit Documents, and acknowledges that the liens and security interests granted pursuant to the Security Documents encompass the indebtedness of the Revolving Note, the Interim Note and the Term Note. The Borrower represents that except as described on Current Report on Form 10-Q for the period ended June 30,1998 of the Borrower which was filed with the Securities and Exchange Commission, there are no pending, or to the Borrower's knowledge threatened, legal proceedings to which the Borrower is a party, which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any Subsidiary Guarantor to conduct its business.

            6. Reaffirmation by the Subsidiary Guarantors. Each Subsidiary Guarantor acknowledges that it is legally and validly indebted to the Lender under the Subsidiary Guaranty without defense, counterclaim or offset, and affirms that the Subsidiary Guaranty remains in full force and effect and includes, without limitation, the indebtedness, liabilities and obligations arising under, or in any way connected with, the Credit Agreement, the Revolving Note, the Interim Note, the Term Note, this Agreement and the other Credit Documents, whether now existing or hereafter arising and acknowledges that the liens and security interests granted pursuant to the Security Documents to which such Subsidiary Guarantor is a party encompasses the foregoing indebtedness and obligations.

            7. Other Representations and Agreements by Borrower and Subsidiary Guarantors. The Borrower and each of the Subsidiary Guarantors represents and confirms that no Default or Event of Default has occurred and is continuing, and that, other than as set forth herein, the Lender has not given its consent to or waived any Default or Event of Default and the Credit Agreement and the other Credit Documents are in full force and effect and enforceable against the Borrower and the Subsidiary Guarantors in accordance with the terms thereof. The Borrower and each Subsidiary Guarantor confirms all of the rights and remedies of Lender under the Credit Documents, including, without limitation, any power of attorney granted to Lender under any of the Credit Documents. The Borrower and each of the Subsidiary Guarantors acknowledges that the Credit Agreement, the Credit Documents and this Agreement (all as previously amended, modified or supplemented from time to time) constitute the entire agreement and understanding between Lender and Borrower and each Subsidiary Guarantor and supersedes all prior agreements, conversations and understandings relating to the subject matter hereof. The Borrower and each of the Subsidiary Guarantors represents and confirms that as of the date hereof, neither the Borrower nor any of the Subsidiary Guarantors has any claim or defense (and the Borrower and the Subsidiary Guarantors each hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement, this Agreement and the other Credit Documents or the making, administration or enforcement of the Revolving Note, the Interim Note, the Term Note and the Loans and the remedies provided for under the Credit Agreements.

            8. Forbearance and Waiver; Release. (a) In consideration of the execution, delivery and performance of this Agreement by the Borrower and the Subsidiary Guarantors, the

Lender agrees (x) to forbear from requiring the Borrower to make regularly scheduled payments under the Term Loan from the date of this Agreement to the earliest to occur (a "Termination Event") of (I) January 1, 1999, (II) the occurrence of an Event of Default under Section 10.5, 10.7 or 10.9 of the Credit Agreement, and (III) the occurrence of a breach of this Agreement by the Borrower or any of the Subsidiary Guarantors, and all such forborn payments shall be due and payable on the Term Loan Maturity Date, and (y) to waive until the occurrence of a Termination Event the Borrower's compliance with the financial covenants contained in Sections 9.8, 9.9, 9.10 and 9.11 of the Credit Agreement.

                  (b) IN CONSIDERATION OF THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT BY THE BORROWER AND THE SUBSIDIARY GUARANTORS, THE BORROWER AND EACH OF THE SUBSIDIARY GUARANTORS RELEASES, REMISES AND DISCHARGES THE LENDER FROM ALL ACTIONS, CAUSES OF ACTION, SUITS, REBORROWINGS, CONTROVERSIES, AGREEMENTS, PROMISES, DAMAGES, JUDGEMENTS, CLAIMS AND DEMANDS IN LAW OR IN EQUITY WHICH ANY OF THEM EVER HAD, NOW HAS OR WHICH ANY OF THEM SHALL HAVE AGAINST THE LENDER ARISING OUT OF ANY ACTIONOF THE LENDER OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT.

            9. Prejudgment Remedy Waiver; Waivers. THE BORROWER AND EACH OF THE SUBSIDIARY GUARANTORS ACKNOWLEDGES THAT THE LOANS AND THE TRANSACTIONS EVIDENCED BY THE REVOLVING NOTE, THE INTERIM NOTE, THE TERM NOTE, THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS ARE COMMERCIAL TRANSACTIONS AND EACH WAIVES ITS RIGHTS TO NOTICE AND HEARING PRIOR TO THE ISSUANCE OF ANY PREJUDGMENT REMEDY, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. THE BORROWER AND EACH OF THE SUBSIDIARY GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

            10. Jury Trial Waiver. THE BORROWER AND EACH OF THE SUBSIDIARY GUARANTORS WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH, OR IN ANY WAY RELATED TO, THE FINANCING TRANSACTIONS OF WHICH THE CREDIT AGREEMENT, THE REVOLVING NOTE, THE INTERIM NOTE, THE TERM NOTE, THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS IS A PART OR THE ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS. THE BORROWER AND EACH OF THE SUBSIDIARY GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT

DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

            11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut (without regard to such State's conflicts of law principles).

      The parties have executed this Agreement as of the date first written above.

                              Borrower:

                              SEMX CORPORATION


                              By /s/ Douglas G. Sages
                                 --------------------------
                                 Name:  Douglas G. Sages
                                 Title: Secretary

                              Subsidiary Guarantors:

                              AMERICAN SILICON PRODUCTS, INC.

                              By /s/ Douglas G. Sages
                                 --------------------------
                                 Name:   Douglas G. Sages
                                 Title:  Secretary


                              POLESE COMPANY, INC.

                              By  /s/ Douglas G. Sages
                                 --------------------------
                                 Name:   Douglas G. Sages
                                 Title:  Secretary


                              RETCONN INCORPORATED

                              By /s/ Douglas G. Sages
                                 --------------------------
                                 Name:   Douglas G. Sages
                                 Title:  Secretary


                              TYPE III, INC.

                              By /s/ Douglas G. Sages
                                 --------------------------
                                 Name:   Douglas G. Sages
                                 Title:  Secretary


                              S.T. ELECTRONICS, INC.

                              By /s/ Douglas G. Sages
                                 --------------------------
                                 Name:   Douglas G. Sages
                                 Title:  Secretary

                              SPM HOLDINGS CORPORATION

                              By /s/ Douglas G. Sages
                                 --------------------------
                                 Name:  Douglas G. Sages
                                 Title: Secretary


                              Lender:

                              FIRST UNION NATIONAL BANK


                              By /s/ Reyno Giallongo, Jr.
                                 --------------------------
                                 Name:   Reyno Giallongo, Jr.
                                 Title:  Senior Vice President